UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2008

Protection One Alarm
Protection One, Inc.	Monitoring, Inc.
(Exact name of registrant	(Exact name of registrant
as specified in its charter)	as specified in its charter)

Delaware	Delaware
(State or other jurisdiction	(State or other jurisdiction
of incorporation)	of incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1064579
(IRS Employer	(IRS Employer
Identification No.)	Identification No.)

1035 N. 3rd Street, Suite 101	1035 N. 3rd Street, Suite 101
Lawrence, Kansas 66044	Lawrence, Kansas 66044
(Address of principal executive	(Address of principal executive
offices) (Zip Code)	Offices) (Zip Code)

(785) 856-5500	(785) 856-5500
(Registrant’s telephone number,	(Registrant’s telephone number,
including area code)	including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02(e)        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers.

On June 4, 2008, at the 2008 Annual Meeting of Stockholders, the stockholders of Protection One, Inc. (the “Company”) approved the Protection One, Inc. 2008 Long-Term Incentive Plan (the “2008 LTIP”).  A copy of the 2008 LTIP is included as Appendix A to the Company’s Definitive Information Statement that was filed with the Securities and Exchange Commission on April 29, 2008 and is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.  The 2008 LTIP was adopted by the Company’s Board of Directors (the “Board”), subject to stockholder approval.  The 2008 LTIP became effective on June 4, 2008 as a result of its approval by the Company’s stockholders.  A total of 1,500,000 shares of the Company’s common stock have been reserved for issuance pursuant to awards under the 2008 LTIP, subject to its anti-dilution provisions.  All awards under the 2008 LTIP are granted at the discretion of the Compensation Committee or the Board.

The material terms of the 2008 LTIP and the description of grants and amounts payable under the 2008 LTIP as of June 4, 2008 are summarized in the Company’s Definitive Information Statement, filed with the Securities and Exchange Commission on April 29, 2008, under the caption “Proposal No. 2 – Approval of the Protection One, Inc. 2008 Long-Term Incentive Plan.”  The information contained under the above-referenced caption in the Definitive Information Statement is incorporated herein by reference.

ITEM 9.01                                       Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit

10.1

Protection One, Inc. 2008 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s Schedule 14C Definitive Information Statement, filed with the Securities and Exchange Commission on April 29, 2008).

10.2

Form of Restricted Share Unit Agreement (incorporated by reference to Exhibit I to Appendix A to the Company’s Schedule 14C Definitive Information Statement, filed with the Securities and Exchange Commission on April 29, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

By:

Date: June 4, 2008	/s/ Darius G. Nevin
	Name:	Darius G. Nevin
	Title:	Executive Vice President and
Chief Financial Officer

PROTECTION ONE ALARM
MONITORING, INC.

By:

Date: June 4, 2008	/s/ Darius G. Nevin
	Name:	Darius G. Nevin
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Protection One, Inc. 2008 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s Schedule 14C Definitive Information Statement, filed with the Securities and Exchange Commission on April 29, 2008).

10.2

Form of Restricted Share Unit Agreement (incorporated by reference to Exhibit I to Appendix A to the Company’s Schedule 14C Definitive Information Statement, filed with the Securities and Exchange Commission on April 29, 2008).